UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2022

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6305 Alondra Boulevard

Paramount, California 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2022, Tattooed Chef, Inc. (the “Company”, “we” and “our”), through its subsidiary, TTCF-NM Holdings Inc., entered into a definitive equipment purchase agreement (“Purchase Agreement”) with Desert Premium Group, LLC (“DPG”). DPG is engaged in the business of manufacturing and selling a variety of frozen Mexican snacks and entrees.

Under the terms of the Purchase Agreement, the Company acquired certain manufacturing, production, and storage assets, and assumed a lease for an 80,000 square foot manufacturing facility located in Albuquerque, New Mexico (“Lease”) at which the assets to be acquired currently operate, for a purchase price of approximately $10 million in cash. The facility is located near the Company’s Karsten and New Mexico Food Production facilities. The Purchase Agreement contains customary representations, warranties, covenants, and indemnities. The Lease expires on November 30, 2024 and is subject to two options to extend the term of this Lease, each for an additional five year term. The monthly base rent for the initial term is $27,252.70.

The foregoing descriptions of the Purchase Agreement and Lease do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and Lease, which are attached as Exhibits 10.1 and 10.2 to this current report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On August 23, 2022, the Company issued a press release announcing that it has entered into an expanded distribution agreement with Walmart, and it has entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Equipment Purchase Agreement dated August 19, 2022 between TTCF-NM Holdings, Inc. and Desert Premium Group, LLC.
10.2	Lease dated August 19, 2022
99.1	Press Release dated August 23, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

By:	/s/ Salvatore Galletti
Name:	Salvatore Galletti
Title:	Chief Executive Officer

Date: August 23, 2022

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